Exhibit 10.10

SECOND AMENDMENT TO PROMISSORY NOTE

This Second Amendment to Promissory Note dated the 7th day of November 2025 (the “Second Amendment”) amends that certain original Promissory Note, dated as May 13, 2025, as amended on August 11, 2025 by the first amendment thereto (collectively, the “Note”), by and among BM Acquisition Corp., a Cayman Islands corporation and blank check company (the “Maker”), and BM Global Capital (the “Payee”).

RECITALS

WHEREAS, the Note provided that the principal balance shall be payable by the Maker on the earlier of: (i) December 31, 2025 or (ii) the date on which Maker consummates an initial public offering of its securities;

WHEREAS, the Maker and the Payee desire to enter into this Second Amendment to extend the maturity date of the Note, as set forth herein;

WHEREAS, any amendment to the Note may be made with, and only with, the written consent of the Maker and the Payee; and

WHEREAS, all capitalized terms not defined in this Second Amendment will have the meanings given to them in the Note.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

1. Amendment to Note. The first sentence to Section 1 of the Note is hereby amended and restated in its entirety to read as follows:

The principal balance of this Note shall be payable by the Maker on the earlier of: (i) March 31, 2026 or (ii) the date on which Maker consummates an initial public offering of its securities.

2. No Other Amendments. Wherever necessary, all other terms of the Note are hereby amended to be consistent with the terms of this Second Amendment. Except as specifically set forth herein, the Note shall remain in full force and effect.

3. Counterparts; Facsimile. This Second Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile or PDF will be accepted and considered duly executed.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

MAKER:

BM ACQUISITION CORP.

By:	/s/ Loong Kam Seng
Name:	Loong Kam Seng
Title:	Chief Executive Officer

Acknowledged by:

BM GLOBAL CAPITAL

By:	/s/ Loong Kam Seng
Name:	Loong Kam Seng
Title:	Authorized Party